================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 30, 2001
                (Date of Earliest Event Reported: July 30, 2001)

                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)


              DELAWARE                             1-14365                            76-0568816
    (State or other jurisdiction           (Commission File Number)                (I.R.S. Employer
         of incorporation)                                                      Identification Number)


                                EL PASO BUILDING
                              1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
               (Address of principal executive offices) (Zip Code)



                                 (713) 420-2600
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


================================================================================

ITEM 5.  OTHER EVENTS.

        On July 25, 2001, El Paso Corporation (the "Company") entered into a Terms Agreement with J.P. Morgan Securities Inc., ABN AMRO Incorporated and Banc of America Securities LLC, pursuant to which the Company issued $700,000,000 aggregate principal amount of 7.80% Medium Term Notes. The net proceeds from the sale of the Medium Term Notes were $688 million and will be used by the Company to repay outstanding short-term indebtedness.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        The Company is filing herewith the following exhibits in connection with the offering of Medium Term Notes pursuant to its Registration Statement on Form S-3 (No. 333-59704):

         1.1 Terms Agreement dated July 25, 2001 among the Registrant, Banc of America Securities LLC, ABN AMRO Incorporated and J.P. Morgan Securities Inc.

         1.2 Distribution Agreement dated July 24, 2001 among the Registrant, Banc of America Securities LLC, ABN AMRO Incorporated and J.P. Morgan Securities Inc.

         4.1      Form of 7.80% Medium Term Note due 2031.

         5.1 Opinion and consent of Andrews & Kurth L.L.P. regarding the legality of the securities.

        10.1 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 the Registrant's Current Report on Form 8-K dated July 26, 2001).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   By:          /s/ Jeffrey I. Beason
                                      ------------------------------------------
                                                   Jeffrey I. Beason
                                         Senior Vice President and Controller
                                              (Chief Accounting Officer)
Dated: July 30, 2001

                                  EXHIBIT INDEX

 EXHIBIT
   NO.                               DESCRIPTION
   ---                               -----------

  1.1 Terms Agreement dated July 25, 2001 among the Registrant, Banc of America Securities LLC, ABN AMRO Incorporated and J.P. Morgan Securities Inc.

  1.2 Distribution Agreement dated July 24, 2001 among the Registrant, Banc of America Securities LLC, ABN AMRO Incorporated and J.P. Morgan Securities Inc.

  4.1     Form of 7.80% Medium Term Note due 2031.

  5.1 Opinion and consent of Andrews & Kurth L.L.P. regarding the legality of the securities.

 10.1 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 the Registrant's Current Report on Form 8-K dated July 26, 2001).